Exhibit 99.1

Crinetics to Showcase the Next Generation of Endocrinology Innovation at ENDO 2025 with Eight Presentations From its Deep Pipeline

Long-term efficacy and safety data on PALSONIFYTM (paltusotine) in acromegaly to be presented, including evidence of both biochemical and symptom control with a well-tolerated safety profile in patients switching treatments and those not previously pharmacologically treated

Atumelnant Phase 2 trial results in congenital adrenal hyperplasia (CAH) to be featured in oral presentation

Data from early-stage development program in Graves’ hyperthyroidism and orbitopathy also to be featured

SAN DIEGO – June 30, 2025 – Crinetics Pharmaceuticals, Inc. (Nasdaq: CRNX) today announced eight abstracts from its novel clinical development programs, including oral presentations featuring its lead investigational drug candidate, PALSONIFY™ (paltusotine)* and investigational candidate atumelnant, will be presented at the Endocrine Society’s Annual Meeting, ENDO 2025, July 12-15, 2025, in San Francisco, California.

“ENDO 2025 will be an incredibly meaningful moment for Crinetics in our mission to be the premier endocrine-focused global pharmaceutical company,” said Scott Struthers, Ph.D., Founder and Chief Executive Officer of Crinetics. “For our lead investigational candidate PALSONIFY for acromegaly, we are excited to present long-term data that continue to support the durable, consistent response profile it has shown in earlier pivotal trials. Additionally, compelling Phase 2 trial results from atumelnant in CAH and new data from one of our early-stage development programs demonstrate that the Crinetics pipeline can address significant unmet needs.”

Four abstracts will report results from the PALSONIFY development program, including an oral presentation featuring open-label extension data from the registrational Phase 3 PATHFNDR trials. This presentation will highlight long-term efficacy, safety, and symptom control in people with acromegaly who switched from injectable somatostatin receptor ligands (SRLs) to once-daily oral PALSONIFY. In addition, Crinetics will present three poster presentations, one evaluating symptom stability in acromegaly, one analyzing patient-reported outcomes from both PATHFNDR-1 and PATHFNDR-2 and another on PATHFNDR-2 open-label extension data. Together, these abstracts show PALSONIFY continues to be well tolerated, while providing consistent biochemical and symptomatic disease control.

Crinetics will also present three abstracts from its atumelnant clinical development program, including an oral presentation of Phase 2 trial results in congenital adrenal hyperplasia (CAH). Additional presentations focus on reduction of adrenal volume and rapid and sustained reductions in potent 11-oxygenated androgens, a novel biomarker, in Phase 2 trial participants.

Beyond its two lead programs, Crinetics will present new data from its early-stage pipeline, including data from CRN12755 for Graves’ hyperthyroidism and orbitopathy.

Additional presentation details are shown below. All times are PT:

*The U.S. Food and Drug Administration recently conditionally approved PALSONIFY as the trade name for paltusotine, our once-daily, oral investigational candidate for acromegaly.

PALSONIFY™ (paltusotine) Presentations

Title: Paltusotine Results in Improved Symptom Stability in Biochemically Controlled Acromegaly

Authors: David Clemmons, MD et. al.

Date/Time: July 13, 12:00-1:30 PM

Location: Session P34 – Neuroendocrinology and Pituitary: Acromegaly, Prolactinoma, Other Functioning Pituitary Tumors (Except Cushing) II – ENDOExpo Poster Area: SUN-043

Title: Effects of Paltusotine Treatment on Patient-Reported Symptoms of Acromegaly in Phase 3 Randomized Placebo-Controlled Studies (PATHFNDR-2 and PATHFNDR-1)

Authors: Avery A. Rizio, PhD et. al.

Date/Time: July 13, 12:00-1:30 PM

Location: Session P34 – Neuroendocrinology and Pituitary: Acromegaly, Prolactinoma, Other Functioning Pituitary Tumors (Except Cushing) II – ENDOExpo Poster Area: SUN-052

Title: Disease Control in Patients With Acromegaly Switching From Injected Somatostatin Receptor Ligands to Once-Daily Oral Paltusotine: Interim Results of the PATHFNDR-1 Open-Label Extension

Authors: Beverly M. K. Biller, MD et. al.

Date/Time: July 13, 2:45-3:00 PM

Location: Session OR12-07 – Neuroendocrinology and Pituitary: Management of Pituitary Disorders – Room 201

Title: Once-Daily Oral Paltusotine in the Treatment of Patients With Biochemically Uncontrolled Acromegaly: Interim Results of the PATHFNDR-2 Open-Label Extension

Authors: Monica R. Gadelha, MD, PhD et. al.

Date/Time: July 14, 12:00–1:30 PM

Location: Session P77 - Neuroendocrinology and Pituitary: Acromegaly, Prolactinoma, Other Functioning Pituitary Tumors (except Cushing) III - ENDOExpo: Poster Area; MON-069

Atumelnant Presentations

Title: Reductions in Adrenal Volume in Patients With Congenital Adrenal Hyperplasia Receiving Once-Daily Oral Atumelnant (CRN04894): Interim Results From a 12-Week, Phase 2, Open-Label Study

Authors: Tania A.S.S. Bachega, MD, PhD et. al.

Date/Time: July 12, 12:15-1:45 PM

Location: Session P18 – Adrenal (Excluding Mineralocorticoids): Adrenal Insufficiency and CAH I – ENDOExpo Poster Area: SAT-452

Title: Once-Daily Oral Atumelnant (CRN04894) Induces Rapid, Substantial, and Sustained Reductions of Androstenedione and 17‑Hydroxyprogesterone in Adults With Classical Congenital Adrenal Hyperplasia: Interim Results From a 12-Week, Phase 2, Open-Label Study

Authors: Umasuthan Srirangalingam, MD, PhD et. al.

Date/Time: July 12, 2:30-2:45 PM

Location: Session OR07-06 – Adrenal (Excluding Mineralocorticoids): All About Congenital Adrenal Hyperplasia and Adrenal Insufficiency – Room 204

Title: ‑Rapid and Sustained Reduction of 11-Oxygenated Androgens in Adults With Classic Congenital Adrenal Hyperplasia Following Once-Daily Oral Atumelnant (CRN04894): Results From a 12-Week, Phase 2, Open-Label Study

Authors: Nicole Reisch, MD et. al.

Date/Time: July 13, 12:00-1:30 PM

Location: Session P55 - Adrenal (Excluding Mineralocorticoids): Adrenal Insufficiency and CAH II – ENDOExpo Poster Area: SUN-438

Early-Stage Pipeline Presentations

Title: Discovery and Characterization of an Orally Bioavailable Nonpeptide Thyroid Stimulating Hormone Receptor (TSHR) Antagonist for the Treatment of Graves’ Disease and Thyroid Eye Disease

Authors: Eulalia A. Coutinho, PhD et. al.

Date/Time: July 14, 12:00-1:30 PM

Location: Session P92 – Thyroid Biology and Disease: Benign Thyroid Disorders (Auto-Immune) II – ENDOExpo Poster Area: MON-365

Crinetics Sponsored Science & Innovation Theaters

Title: Optimizing Long-Term Control in Acromegaly: Key to Improved Patient Outcomes

Presenters: Shlomo Melmed, MB ChB, FRCP, MACP; Christian J. Strasburger, MD

Date/Time: July 14, 9:30 AM-10:30 AM

Location: Theater 1

Title: Navigating the Complexities & Challenges of Acromegaly Management

Presenters: Lisa B. Nechtinall, MD; Laurence Katznelson, MD; Scott Struthers, PhD

Date/Time: July 14, 12:30 PM -1:30 PM

Location: Theater 1

About PALSONIFY™ (Paltusotine)

Crinetics’ lead development candidate, PALSONIFY, is the first investigational once-daily, oral, selectively-targeted somatostatin receptor type 2 (SST2) nonpeptide agonist that has completed Phase 3 clinical development for acromegaly and is in Phase 3 clinical development for carcinoid syndrome associated with neuroendocrine tumors. It was designed to be a once-daily oral option for the control of acromegaly and carcinoid syndrome. In Phase 3 studies, once-daily, oral PALSONIFY maintained IGF-1 levels and symptom control in patients with acromegaly who were switched from monthly injectable medications (PATHFNDR-1) and rapidly decreased IGF-1 levels and symptom burden in medically untreated acromegaly patients (PATHFNDR-2). IGF-1 is the primary biomarker endocrinologists use to manage acromegaly patients. Results from a Phase 2 study in carcinoid syndrome demonstrated rapid and sustained reductions in flushing episodes and bowel movement frequency, which are the most common symptoms of carcinoid syndrome, leading to the initiation of a Phase 3 trial for control of carcinoid syndrome in patients with neuroendocrine tumors.

About Atumelnant
Atumelnant, Crinetics’ second investigational compound, is the first once-daily, oral adrenocorticotropic hormone (ACTH) receptor antagonist that acts selectively at the melanocortin type 2 receptor (MC2R) on the adrenal gland. Diseases associated with excess ACTH can have significant impact on physical and mental health. Atumelnant has exhibited strong binding affinity for MC2R in preclinical models and has demonstrated suppression of adrenally derived glucocorticoids and androgens that are under the control of ACTH. Data from a 12-week Phase 2 study demonstrated compelling treatment benefits of atumelnant, evidenced by the rapid, substantial and sustained statistically significant reductions in key CAH disease related biomarkers, including androstenedione and 17-hydroxyprogesterone, in a diverse population. Atumelnant is in development for congenital adrenal hyperplasia and ACTH-dependent Cushing’s syndrome, with the Phase 3 CALM-CAH trial and a Phase 1/2b trial in ADCS currently enrolling patients.

About Crinetics Pharmaceuticals

Crinetics Pharmaceuticals is a clinical stage pharmaceutical company focused on the discovery, development, and commercialization of novel therapeutics for endocrine diseases and endocrine-related tumors. Crinetics’

lead development candidate, PALSONIFY (paltusotine), is the first investigational once-daily, oral, selective somatostatin receptor type 2 (SST2) nonpeptide agonist that is in clinical development for acromegaly and carcinoid syndrome associated with neuroendocrine tumors. Atumelnant is currently in development for congenital adrenal hyperplasia and ACTH-dependent Cushing’s syndrome. All of the company’s drug candidates are orally delivered, small molecule, new chemical entities resulting from in-house drug discovery efforts, including additional discovery programs addressing a variety of endocrine conditions such as hyperparathyroidism, polycystic kidney disease, Graves’ disease (including thyroid eye disease), diabetes, obesity and GPCR-targeted oncology indications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding the plans and timelines for the clinical development of atumelnant and paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof; the plans and timelines for the commercial launch PALSONIFY if approved; the potential clinical benefits of our TSHR antagonist, CRN12755, in patients across multiple indications, and the anticipated timing of clinical trials, registration applications or the therapeutic potential for our development candidates. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “upcoming” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including, without limitation, initial or topline data that we report may change following completion or a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; geopolitical events may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the success of Crinetics’ clinical studies and nonclinical studies; regulatory developments in the United States and foreign countries; clinical studies and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and Crinetics’ drug candidates may not advance in development or be approved for marketing; and the other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission (SEC). The events and circumstances reflected in the company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact:

Media:
Natalie Badillo
Head of Corporate Communications

nbadillo@crinetics.com
(858) 345-6075

Investors:
Gayathri Diwakar
Head of Investor Relations
gdiwakar@crinetics.com
(858) 345-6340